UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

BIOFORCE NANOSCIENCES HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-51074 (Commission File Number)	74-3078125 (IRS Employer Identification No.)
2020 General Booth Blvd, Suite 230 Virginia Beach, VA (principal executive offices)	23454 (Zip Code)

(757) 306-6090
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01- Other Information update

BioForce Nanosciences Holdings, Inc.'s Board of Directors consist of two directors, Mr. Merle Ferguson who is the Chairman of the Company, and also hold officer positions as CEO and President. Mr. Richard Kaiser is a Director and holds officer positions as Acting CFO and Corporate Secretary.

The Company's office is located at 2020 General Booth Blvd, Unit 230, Virginia Beach, VA 23454, phone number 757-306-6090, email: yes@yesinternational.com.

Item 9.01 -Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transactions.  Not applicable.

(d)

Exhibits-Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2017	BIOFORCE NANOSCIENCES HOLDINGS, INC.

By /s/ Richard Kaiser
Director, Acting CFO and Secretary

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